UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

Amerex Group, Inc.
 (Exact name of registrant as specified in its charter)

Oklahoma	000-09735	20-4898182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Peoria Tulsa, Oklahoma	74106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 858-1050

Amerex Group, Inc.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Material Events

Amerex Group, Inc. (“Amerex”) has entered into a Letter of Intent to purchase Perma-Fix Treatment Solutions, Inc. (“Perma-Fix”) of Tulsa, OK from Perma-Fix Environmental Services, Inc. The initial terms of the Letter of Intent stipulate that Amerex will pay $2.2 million for all of the assets and the assumption of certain liabilities of Perma-Fix. The final terms will be set forth in a definitive agreement prior to September 30, 2007. Attached is the news release announcing the Letter of Intent and containing cautionary language which is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.23	Conformed Letter of Intent
99.1	News Release dated August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Amerex Group, Inc.

Dated: August 29, 2007

By: /s/   Nicholas Malino
Nicholas Malino, CEO

Exhibit Index

Exhibit	Description
10.23	Conformed Letter of Intent
99.1	News Release dated August 29, 2007